EIGHTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

    THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") dated as of October 17, 2006 is among HEARTLAND FINANCIAL USA, INC., a Delaware corporation (the "Borrower"), each of the banks party hereto (individually, a "Bank" and collectively, the "Banks") and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

    WHEREAS, the Borrower, the Agent and the Banks have entered into a Credit Agreement dated as of January 31, 2004 (as heretofore amended, the "Credit Agreement"); and

    WHEREAS, the Borrower, the Agent and the Banks wish to make certain amendments to the Credit Agreement;

    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1.    Definitions.  Terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement and terms defined in the introductory paragraphs or other provisions of this Amendment shall have the respective meanings attributed to them therein.

    "Effective Date" shall mean the date as of which the sale by the Borrower of the stock of ULTEA shall have been completed.

    2.     Consent.  The Banks hereby consent to the sale by the Borrower of the capital stock of ULTEA, notwithstanding any provisions of the Credit Agreement to the contrary.

    3.    Release.  Effective upon the Effective Date, the Banks hereby release ULTEA from its obligations under its Guaranty Agreement.

    4.    Amendments.  Effective upon the Effective Date, the Credit Agreement shall be amended as follows:

            (a)    The definition of "Guarantor" in Section 9.1 of the Credit Agreement shall be amended to state in its entirety as follows:

                        "Guarantor' shall mean CFC."

            (b)    Sections 7.1(c) and (d) of the Credit Agreement shall be deleted and intentionally left blank.

            (c)    Section 7.2(d) of the Credit Agreement shall be deleted and intentionally left blank.

            (d)    Section 7.5(a)(v) and (viii) of the Credit Agreement shall be deleted and intentionally left blank.

            (e)    Section 7.5(b)(iv) of the Credit Agreement shall be amended by the deletion of the phrase "and ULTEA."

            (f)    Section 7.5(b)(vi) of the Credit Agreement shall be deleted and intentionally left blank.

            (g)    Section 7.6(c) of the Credit Agreement shall be amended to state in its entirety as follows:

                    "(c) Invest, by way of loan, advance, extension of credit (whether in the form of lease, conditional sales agreement, or otherwise),  purchase of securities, capital contributions, or otherwise, in Subsidiaries other than banks or Subsidiary Banks, except that in no event shall the Borrower's aggregate equity investment in CFC exceed 10% of its Tangible Net Worth."

    5.     Conditions to Effectiveness.  The occurrence of the Effective Date shall be subject to the delivery of the following documents satisfactory to the
 Agent:

            (a)    This Amendment executed by the Borrower and the Majority Banks.

            (b)    Consent of the Guarantor in substantially the form attached as Exhibit A hereto.

            (c)    The certificate of the secretary or an assistant secretary of Borrower as to all corporate action taken by the Borrower authorizing this
                    Amendement (including the resolutions of the Board of Directors of the Borrower authorizing the transactions contemplated hereby).

            (d)   A certificate of the secretary or assistant secretary of the Borrower naming and setting forth the specimen signature of each of the officers of the Borrower (i) who is authorized to sign on its behalf this Amendment and (ii) who is (A) an Authorized Officer or (B)
                   who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications (other than notices required to be given by an Authorized Officer) in connection with this Agreement and the transactions contemplated hereby.

            (e)   Such other documents as the Agent may reasonably request.

    6.    Representations and Warranties.  The Borrower represents and warrants to the Agent and the Banks that:

            (a)   No Breach.  The execution, delivery and performance of this Amendment will not conflict with or result in a breach of, or cause the creation of a Lien or require any consent under, the articles of incorporation or bylaws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a  party or by which it or its property is bound.

            (b)   Power and Action, Binding Effect.  The Borrower has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under this
                   Amendment and the Credit Agreement, as amended by this Amendment; the execution, delivery and performance by the Borrower of the Amendement and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary action on its part; and this Amendment and the Credit Agreement, as amended by this Amendment, have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms.

            (c)    Approvals.  No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution or delivery by the Borrower of this Amendment, or the performance by the Borrower of the Credit Agreement, as amended by this Amendment, or for the validity or enforceability thereof.

    7.    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

    8.    Governing Law.  This Amendment shall be governed by, and construed and interpreted in accordance wtih, the internal laws of the State of Ililnois.

    9.    Counterparts.  This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendement by telecopy shall be as effective as delivery of a manually executed counterpart of this amendment.

    10.    Expenses.  Whether or not the effective date shall occur, without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment and the other agreements, documents and instruments referred to herein, including the reasonable fees and expense of Mayer, Brown, Rowe & Maw LLP, special counsel to the Agent, and any other counsel engaged by the Agent.

    IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

HEARTLAND FINANCIAL USA, INC
/s/ John K. Schmidt
EVP, COO & CFO

THE NORTHERN TRUST COMPANY
/s/ Lisa McDermott
Vice President

HARRIS N.A.
/s/ Thomas J. Wilson
Vice President

WELLS FARGO BANK, N.A.
/s/ Leighton D. Kor
Vice President

U.S. BANK NATIONAL ASSOCIATION
/s/ Noel W. Licht
Assistant Vice President